Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of Blackstone PB Capital Partners V Subsidiary L.L.C., Blackstone PB Capital Partners V-AC L.P., Blackstone Family Investment Partnership V USS L.P., Blackstone Family Investment Partnership V-A USS SMD L.P., Blackstone Participation Partnership V USS L.P., Blackstone PB Capital Partners V L.P., Blackstone Management Associates V USS L.L.C., BMA V USS L.L.C., BCP V USS Side-by-Side GP L.L.C., Blackstone Family GP L.L.C., Blackstone Holdings II L.P., Blackstone Holdings I/II GP Inc., The Blackstone Group L.P., Blackstone Group Management L.L.C. and Stephen A. Schwarzman, on behalf of each of them of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of PBF Energy Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 14th day of February 2013.

Blackstone PB Capital Partners V Subsidiary L.L.C.

By:	Blackstone PB Capital Partners V L.P., its sole member
By:	Blackstone Management Associates V USS L.L.C., its general partner
By:	BMA V USS L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone PB Capital Partners V-AC L.P.

By:	Blackstone Management Associates V USS L.L.C., its general partner
By:	BMA V USS L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Family Investment Partnership V USS L.P.

By:	BCP V USS Side-by-Side GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Family Investment Partnership V-A USS SMD L.P.

By:	Blackstone Family GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Participation Partnership V USS L.P.

By:	BCP V USS Side-by-Side GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone PB Capital Partners V L.P.

By:	Blackstone Management Associates V USS L.L.C., its general partner
By:	BMA V USS L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Management Associates V USS L.L.C.

By:	BMA V USS L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BMA V USS L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BCP V USS Side-by-Side GP L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Family GP L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Holdings II L.P.

By:	Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Holdings I/II GP Inc.

By:	/s/ John G. Finley

Name:	John G. Finley
Title:	Chief Legal Officer

The Blackstone Group L.P.

By:	Blackstone Group Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Group Management L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

By:	/s/ Stephen A. Schwarzman
Stephen A. Schwarzman